                                THE OLSTEIN FUNDS

                         The Olstein All Cap Value Fund
                  (formerly, The Olstein Financial Alert Fund)

                    The Olstein Strategic Opportunities Fund

  Supplement Dated September 10, 2007 to the Prospectus Dated October 31, 2006

     Effective  September 10, 2007,  Richard A. Begun has replaced Sean Reidy as
Co-Portfolio  Manager of the All Cap Value Fund. The following  paragraph hereby replaces the paragraph about Sean Reidy in the section titled "Fund Information-
Management of the Funds- Portfolio Managers":

     Richard A. Begun serves as  Co-Portfolio  Manager and Senior Analyst of the
All Cap Value Fund. As  Co-Portfolio  Manager,  Mr. Begun assists Mr. Olstein in the day-to-day  portfolio  activities of the Fund.  From 2002 to September 2007,
Mr.  Begun  served as  Principal  and  Portfolio  Manager at the  global  equity management  firm,  Clay Finlay Inc.  Prior to Clay  Finlay,  Mr. Begun served as
Managing Director with Horizon Asset Management, Equity Portfolio Manager & Vice
President of the Orbitex Group of Funds,  Institutional Equity Portfolio Manager
at The Bank of New York,  Associate  Consultant  at  Evaluation  Associates  and
Senior  Corporate  Financial  Analyst at Marsh & McClennan  Companies,  Inc. Mr.
Begun holds an M.B.A. from Bernard M. Baruch College,  an M.A. in Economics from
Brooklyn College and B.S. in Economics from Binghamton University.

                                THE OLSTEIN FUNDS

                         The Olstein All Cap Value Fund
                  (formerly, The Olstein Financial Alert Fund)

                    The Olstein Strategic Opportunities Fund

 Supplement Dated September 10, 2007 to the Statement of Additional Information
              Dated October 31, 2006 (as amended December 11, 2006)

     Effective  September 10, 2007,  Richard A. Begun has replaced Sean Reidy as
Co-Portfolio  Manager of the All Cap Value Fund. The following paragraphs hereby replace the third and fourth full  paragraphs in the section titled  "Additional
Portfolio Manager Information":

     Robert A.  Olstein is each  Fund's  lead  portfolio  manager and Richard A.
Begun and Eric R. Heyman  serve as  co-portfolio  managers for the All Cap Value
Fund and the Strategic Opportunities Fund, respectively.  The portfolio managers are supported by a team of research  analysts.  Mr.  Olstein's  compensation  is derived from Olstein's  profits,  as he is the primary equity owner of Olstein's corporate general partner. Other investment  professionals,  including Mr. Begun and Mr. Heyman, receive a base salary plus incentive compensation  determined by
Mr.  Olstein.  The  incentive  compensation  may be as much as 100% of the  base salary and is determined as a percentage of pre-tax profits of Olstein, which is related  to the  amount  of assets  under  management.  Approximately  60% of an individual's  incentive compensation is based on how well the portfolio performs over rolling 3-year periods, and the remaining 40% of the incentive compensation is based on the individual's performance.

     In  addition  to the Funds,  Mr.  Olstein  and Mr.  Begun  manage one other registered investment company with total assets of $180.3 million as of June 30,
2007.   The   other   registered   investment   company   does   not   charge  a
performance-based  advisory fee. As of the date of this  prospectus  supplement,
Mr. Heyman does not manage any other accounts.

     As of the date of this supplement,  Mr. Begun owns no shares of the All Cap
Value Fund.